Derivative Instruments and Hedging Activities (Notes)	12 Months Ended
Dec. 31, 2012
Derivative Instruments and Hedging Activities Disclosure [Abstract]
Derivative Instruments and Hedging Activities
Derivative Instruments and Hedging Activities
The Company is exposed to market risk from changes in interest rates on debt, changes in commodity prices and changes in foreign currency exchange rates.
Interest rate changes associated with the Company’s variable-rate debt generally impact its earnings and cash flows, assuming other factors are held constant. The Company’s current exposure to interest rate fluctuations includes OSI’s borrowings under its New Facilities and the floating rate component of the first mortgage loan in New PRP’s 2012 CMBS Loan that bear interest at floating rates based on the Eurocurrency Rate or the Base Rate and the one-month LIBOR, respectively, plus an applicable borrowing margin (see Note 11). The Company manages its interest rate risk by offsetting some of its variable-rate debt with fixed-rate debt, through normal operating and financing activities and, when deemed appropriate, through the use of derivative financial instruments.
In connection with the 2012 CMBS Loan, New PRP entered into an interest rate cap (the “Rate Cap”) with a notional amount of $48.7 million as a method to limit the volatility of the floating rate component of the first mortgage loan. Under the Rate Cap, if the 30-day LIBOR market rate exceeds 7.00% per annum, the counterparty must pay to New PRP such excess on the notional amount of the floating rate component. If necessary, the Company would record mark-to-market changes in the fair value of this derivative instrument in earnings in the period of change. The Rate Cap has a term of approximately two years from the closing of the 2012 CMBS Loan. Upon the expiration or termination of the Rate Cap or the downgrade of the credit ratings of the counterparty under the Rate Cap’s specified thresholds, New PRP is required to replace the Rate Cap with a replacement interest rate cap in a notional amount equal to the outstanding principal balance (if any) of the floating rate component. The Rate Cap had nominal fair market value at December 31, 2012. Previously, the Company used an interest rate cap as a method to limit the volatility of PRP’s variable-rate CMBS Loan. Under the $775.7 million notional interest rate cap that terminated on June 15, 2012, interest rate payments had a ceiling of 6.31%. If the market rate exceeded the ceiling, the counterparty had to pay the Company an amount sufficient to reduce the interest payment to 6.31%. The interest rate cap had nominal fair market value at December 31, 2011. The effects of both of these interest rate caps were immaterial to the Company’s consolidated financial statements for all periods presented and have been excluded from any tables within this footnote.
From September 2007 to September 2010, the Company used an interest rate collar as part of its interest rate risk management strategy to manage its exposure to interest rate movements related to OSI’s senior secured credit facilities. Given the interest rate environment, the Company did not enter into another derivative financial instrument upon the maturity of this interest rate collar on September 30, 2010. The Company does not enter into financial instruments for trading or speculative purposes.
Many of the ingredients used in the products sold in the Company’s restaurants are commodities that are subject to unpredictable price volatility. Although the Company attempts to minimize the effect of price volatility by negotiating fixed price contracts for the supply of key ingredients, there are no established fixed price markets for certain commodities such as produce and wild fish, and the Company is subject to prevailing market conditions when purchasing those types of commodities. Other commodities are purchased based upon negotiated price ranges established with vendors with reference to the fluctuating market prices. The Company attempts to offset the impact of fluctuating commodity prices with other strategic purchasing initiatives. The Company does not use derivative financial instruments to manage its commodity price risk, except for natural gas as described below.
The Company’s restaurants are dependent upon energy to operate and are impacted by changes in energy prices, including natural gas. The Company utilizes derivative instruments to mitigate some of its overall exposure to material increases in natural gas prices. The Company records mark-to-market changes in the fair value of these derivative instruments in earnings in the period of change. The effects of these natural gas swaps were immaterial to the Company’s consolidated financial statements for all periods presented and have been excluded from any tables within this footnote.
The Company’s exposure to foreign currency exchange fluctuations relates primarily to its direct investment in restaurants in South Korea, Hong Kong and Brazil and to its royalties from international franchisees. The Company has not used financial instruments to hedge foreign currency exchange rate changes.
In addition to the market risks identified above, the Company is subject to business risk as its U.S. beef supply is highly dependent upon a limited number of vendors. In 2012, the Company purchased more than 75% of its beef raw materials from four beef suppliers who represent approximately 85% of the total beef marketplace in the U.S.
Non-designated Hedges of Interest Rate Risk
In September 2007, the Company entered into an interest rate collar with a notional amount of $1.0 billion as a method to limit the variability of OSI’s 2007 Credit Facilities. The collar consisted of a LIBOR cap of 5.75% and a LIBOR floor of 2.99%. The collar’s first variable-rate set date was December 31, 2007, and the option pairs expired at the end of each calendar quarter beginning March 31, 2008 and ending September 30, 2010, which was the maturity date of the collar. The quarterly expiration dates corresponded to the scheduled amortization payments of OSI’s term loan then in effect. The Company expensed $19.9 million of interest for the year ended December 31, 2010 as a result of the quarterly expiration of the collar’s option pairs. The Company recorded mark-to-market changes in the fair value of the derivative instrument in earnings in the period of change. Net interest income of $18.5 million for the year ended December 31, 2010 was recorded in Interest expense, net in the Company’s Consolidated Statement of Operations and Comprehensive Income for the mark-to-market effects of this derivative instrument.
The Company’s interest rate collar was a non-designated hedge of the Company’s exposure to interest rate risk. The Company recorded mark-to-market changes in the fair value of the derivative instrument in earnings in the period of change.
The following table presents the location and effect of the Company’s interest rate collar on its Consolidated Statement of Operations and Comprehensive Income for the years ended December 31, 2012, 2011 and 2010 (in thousands):

DERIVATIVES NOT DESIGNATED AS HEDGING INSTRUMENTS	LOCATION OF LOSS RECOGNIZED IN INCOME ON DERIVATIVE	AMOUNT OF LOSS RECOGNIZED IN INCOME ON DERIVATIVE
		YEARS ENDED DECEMBER 31,
		2012	2011	2010
Interest rate collar	Interest expense, net	$—	$—	$(1,436)